UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2020

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39529	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	New York Stock Exchange
Class A Common Stock, $0.00025 par value [1]	BNL	New York Stock Exchange

1 Each share of Class A Common Stock will automatically convert to one share of Common Stock on March 20, 2021, the date that is 180 days after the completion of the initial public offering of the Class A Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03        Amendments to Articles of Incorporation

Increase in Authorized Shares and Classification of Class A Common Stock

On September 14, 2020, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland to increase the number of authorized shares from 100,000,000 to 520,000,000 (the “Share Increase”).  Also on September 14, 2020, the Company filed Articles Supplementary (the “September 14th Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to reclassify (the “Reclassification”) 60,000,000 authorized but unissued shares of common stock (the “Common Shares”) as shares of the Company’s class A common stock (the “Class A Common Shares”) and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Class A Common Shares.  Pursuant to the Share Increase and Reclassification, the Company has the authority to issue 520,000,000 shares, of which 440,000,000 shares are designated as Common Shares, 60,000,000 shares are designated as Class A Common Shares, and 20,000,000 are designated as preferred shares. The Share Increase and Reclassification, each of which were approved by the Board of Directors of the Company (the “Board”) on August 4, 2020, became effective at 5:01 p.m. Eastern Time on September 16, 2020.

Upon closing of the Company’s previously announced initial public offering, the Company will issue 33,500,000 Class A Common Shares, which, by its terms, will automatically convert into Common Shares 180 days after completion of the initial public offering and listing of the Class A Common Shares on the New York Stock Exchange.

The foregoing description of the Share Increase and Reclassification do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment attached as Exhibit 3.1 hereto and the Articles Supplementary attached as Exhibit 3.2  hereto, respectively, and incorporated herein by reference.

Four-for-One Stock Split and Corresponding Decrease in Par Value of Common Shares

On September 18, 2020, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of the State of Maryland to effectuate a four-for-one forward stock split (the “Stock Split”) of the Common Shares, and to decrease the par value of the Common Shares and the Class A Common Shares in connection with the closing of the Company’s initial public offering.  The Stock Split is expected to take effect at 5:01 p.m. Eastern Time on September 18, 2020 (the “Effective Time”).

At the Effective Time, every one (1) Common Share will be converted into four (4) Common Shares. No fractional shares will be issued in connection with the Stock Split and fractional shares will be eliminated by paying cash for the fair value of a fractional portion of Common Shares. Stockholders will receive information from the Company's transfer agent regarding their holdings of Shares following the Stock Split. Stockholders are not required to take any action to effectuate the Stock Split. Pursuant to the Stock Split, the number of outstanding Common Shares will increase from 26,943,586.516 to 107,772,608.

In connection with the Stock Split, the Articles of Amendment also reduce the par value of the Common Shares and the Class A Common Shares from $0.001 par value per share to $0.00025 par value per share.

The foregoing summary of the terms of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment attached as Exhibit 3.3 hereto and incorporated herein by reference.

MUTA Opt-Out

In the September 14th Articles Supplementary, as filed with the State of Maryland, the Company also included a set of provisions to prohibit the Company from unilaterally electing to be subject to Sections 3-803, 3-804 and 3-805 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeovers Act (“MUTA”). MUTA permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and at least three independent directors to elect, notwithstanding any contrary provision in the charter or bylaws, to be subject to any or all of the following five provisions of the MGCL:

•	Section 3-803 - requiring classification of the board of directors into three classes;
•

Section 3-804(a) - requiring that stockholders may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors;

•	Section 3-804(b) - requiring that the number of directors be fixed only by vote of the board of directors;
•

Section 3-804(c) - requiring that any vacancy on the board of directors be filled only by the affirmative vote of a majority of the remaining directors for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; and

•

Section 3-805 - requiring that a special meeting of stockholders may be called only upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

Pursuant to the September 14th Articles Supplementary and the Board's previously adopted resolutions, the Company is prohibited from electing to be subject to any of the foregoing provisions, and such prohibition may not be repealed unless a proposal to repeal such prohibition with respect to any such section is approved by the affirmative vote of a majority of the votes cast on the matter by stockholders of the Company.

The foregoing summary of the terms of the September 14th Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Articles of Amendment of Broadstone Net Lease, Inc.
3.2	Articles Supplementary of Broadstone Net Lease, Inc.
3.3	Articles of Amendment of Broadstone Net Lease, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

/s/ John D. Moragne
Name: John D. Moragne Title: Executive Vice President, Chief Operating Officer and Secretary

Date: September 18, 2020